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                                    EXHIBIT 10.6.2


FORD AMENDMENT TO SALES AND SERVICE AGREEMENT
LINCOLN-MERCURY DIVISION

                                   Oakland District


    MERCURY SALES AND SERVICE AGREEMENT                         Dated: 12/28/79

    LINCOLN SALES AND SERVICE AGREEMENT                         Dated: 12/28/79

    ___________________________________                      Dated: ___________

    ___________________________________                      Dated:____________


SUPPLEMENTAL AGREEMENT made as of the [22nd] day of [May], [1989], by and between

    Lithia Motors, Inc.
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                                                (NAME OF ENTITY)

    Corporation                                  Oregon
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(STATE WHETHER AN INDIVIDUAL,                (IF THE LATTER, SHOW NAME OF STATE
PARTNERSHIP OR CORPORATION.)                   IN WHICH INCORPORATED.)

doing business as                    Lithia Lincoln-Mercury
                   ------------------------------------------------------------
                                     (TRADE NAME)

and with a principal place of business at  360 East Jackson
                                         --------------------------------------
                                            (STREET ADDRESS)


Medford                       Jackson            Oregon                   97501
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 (CITY)                      (COUNTY)            (STATE)              (ZIP CODE)

(hereinafter called the "Dealer") and Ford Motor Company, a Delaware corporation with its principal place of business at Dearborn, Michigan (hereinafter called the "Company").

    The parties hereto have previously entered into the above designated Sales and Service Agreements (hereinafter "Agreements") and now desire to make certain changes therein.

    NOW, THEREFORE, in consideration of these premises, the parties hereto mutually agree that said Agreements be amended by changing Paragraph F to read as follows:

    F. In view of the personal nature of these Agreements and their objectives and purposes, the Company expressly reserves to itself the right to execute said Agreements with individuals or other entities specifically selected and approved by the Company. Accordingly, these Agreements and the rights and privileges conferred on the Dealer hereunder are not transferable, assignable or salable by the Dealer and no property right or interest, direct or indirect, is sold, conveyed or transferred to the Dealer under these Agreements. These Agreements have been entered into by the Company with the Dealer in reliance
(i) upon the representation and agreement that the following person(s), and only the following person(s), shall be the principal owner of the Dealer:



                                    HOME                        PERCENTAGE
NAME                                  ADDRESS                   OF INTEREST

 Sidney B. DeBoer        401 E. Modec  Medford, OR 97501                62.5%
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 Manfred L. Heimann      426 Roundelay Circle   Medford, OR 97504        37.5%
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(ii) upon the representation and agreement that the following person(s), and only the following person(s), shall have full managerial authority for the operating management of the Dealer in the performance of this agreement:


                                      HOME
NAME                                     ADDRESS                    TITLE

 Sidney B. DeBoer      401 E. Modec   Medford, OR 97501            President
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 Manfred L. Heimann    426 Roundelay Circle     Medford, OR 97504    Manager
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and (iii) upon the representation and agreement that the following person(s), and only the following person(s), shall be the remaining owners of the Dealer:

                              HOME                                PERCENTAGE
NAME                            ADDRESS                           OF INTEREST


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The Dealer shall give the Company prior notice of any proposed change in the said ownership or managerial authority of said Dealer, and immediate notice of the death or incapacity of any such person. No such change or notice, and no amendment or assignment of these Agreements or of any right or interest herein, shall be effective against the Company unless and until embodied in an appropriate amendment to or assignment of these Agreements as the case may be, duly executed and delivered by the Company and by the Dealer. The Company shall not unreasonably withhold its consent to any such change. If the Company's restriction regarding amendment or assignment of these Agreements is illegal under a valid law of any jurisdiction where such change is to take place, this amendment will be modified to the minimum extent necessary to comply with such law if it was effective on the date of execution of these Agreements.

This Supplemental Agreement is subject to all the terms and conditions contained in said Agreements, except insofar as such terms and conditions may be inconsistent with the express terms hereof.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written and the Company is authorized to deliver the same to the Dealer by placing the Dealer's copy thereof in the United States Mail, duly stamped and addressed to the Dealer at his principal place of business, or by delivery to such place of business or to the Dealer in person.


FORD MOTOR COMPANY                      MEDFORD LINCOLN-MERCURY
                                         --------------------------------------
                                        (DEALER'S TRADE NAME)

By  [R.C. Pearson]                       By [Sidney B. DeBoer]
   --------------------------------         -----------------------------------
   (ASSISTANT SECRETARY)                      (SIGNATURE AND TITLE)

                                         [Manfred L. Heinmann]